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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

          Date of Report (Date of earliest event reported) May 6, 1996
                                                           --------------------

                         QUANTUM LEARNING SYSTEMS, INC.
             (Exact Name of Registrant as specified in its charter)


     Nevada                             0-18222                  87-0432572
- ---------------                       ---------------           -------------
(State or other                         (Commission             (IRS Employer
jurisdiction                           File Number)              Identification
of incorpor-                                                     No.)
ation)


                              1111 S.W. 17th Street
                              Ocala, Florida 34474
                              --------------------
               (Address of principal executive offices, zip code)


                                 (904) 620-2717
                                 ---------------
              (Registrant's telephone number, including area code)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934
Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          The Registrant has entered into a definitive agreement to acquire 100% of Corporacion Pipasa, S.A. ("Pipasa"), a Costa Rican private company, in a tax-free exchange. The Registrant will issue an aggregate of 25,600,000 of its common shares to the shareholders of Pipasa. Initially, the Registrant will only acquire approximately 65% of Pipasa in exchange for approximately 16,640,000 of its common shares. The remaining approximately 35% of Pipasa is expected to be acquired within the next twelve months. This entire transaction is subject to the approval of the shareholders of the Registrant, which includes the authorization of sufficient additional common shares to complete the transaction, approval of the resignation of the current officers and directors of the Registrant and their replacement by new management, the approval of the disposal of all current operations of the Registrant contemporaneously with the acquisition of Pipasa and in such manner as to estoppel any contingent liability, and the change of the name of the Registrant to "Costa Rica International Holdings, Inc." or a derivation thereof acceptable to regulatory authorities.

          Pipasa's main line of business is the production and marketing of poultry products. Pipasa had audited net sales for the fiscal year ended September 30, 1995 of $57,396,036US, with net earnings of $3,272,475US. As of September 30, 1995, this company had audited total assets of approximately $45,891,200US, with total stockholders' equity of $40,990,824US.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   QUANTUM LEARNING SYSTEMS, INC.



                                   By:  /s/ James K. Isenhour
                                       --------------------------
                                        James K. Isenhour
                                        Chairman

Dated: May 6, 1996